SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20545
                            -------------------------
                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): June 1, 2003

                            AUSSIE APPAREL GROUP LTD.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                   -------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         000-10841333                                  52-1146119
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  (Commission File Number)                   (IRS Employer Identification No.)

             One World Trade Center, Suite 800, Long Beach, CA 90831
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              (Address of Principal Executive Offices) ( Zip Code)

                                562 - 983 - 8045
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               (Registrant's Telephone Number, Including Area Code

Item 5.  Other Events

         On June 1, 2003, GiGi Carrano resigned as a director of Registrant and the remaining director, Bruce MacGregor, appointed Shane Traveller and Scott Battenburg as independent directors of Registrant. Mr. MacGregor also appointed Mr. Traveller to Chair the Registrant's audit committee. Mr. MacGregor also appointed Mr. Battenburg to the Registrant's audit committee.

This release is intended as a forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include, but are not limited to, fluctuations in financial results, availability and customer acceptance of our products and services, the impact of competitive products, services and pricing, general market trends and conditions, and other risks detailed in the Company's SEC reports.

                                   SIGNATURES
                              ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                           AUSSIE APPAREL GROUP LTD.

                                    By:  /s/ Bruce MacGregor
                                    --------------------------------------------
                                    Bruce MacGregor, President